EX 99.906 CERT

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, J. Anthony Whatley III, President of Accessor Funds, Inc. (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:      /s/J. Anthony Whatley III
         -----------------------------------
         J. Anthony Whatley III
         President

Dated:   August 29, 2003

A signed original of this written statement required by Section 906 has been provided to Accessor Funds, Inc. and will be retained by Accessor Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Ravindra A. Deo, Treasurer of Accessor Funds, Inc. (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:      /s/Ravindra A. Deo
         -----------------------------------
         Ravindra A. Deo
         Treasurer

Dated:   August 29, 2003

A signed original of this written statement required by Section 906 has been provided to Accessor Funds, Inc. and will be retained by Accessor Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.